Exhibit 99.1

Skyward Specialty ANNOUNCES secondary

offering of its common stock

HOUSTON, TX. – May 6, 2024 –Skyward Specialty Insurance Group, Inc. (NASDAQ: SKWD) (“Skyward Specialty” or the “Company”) a leader in the specialty property and casualty (“P&C”) market, announced that The Westaim Corporation (“Westaim”), through its wholly-owned subsidiary, Westaim HIIG GP Inc. (the “Selling Stockholder”) is offering 4,400,000 shares of the Company’s common stock in an underwritten secondary public offering. In connection with the offering, the Selling Stockholder has also granted the underwriters a 30-day option to purchase up to an additional 660,000 shares of Skyward Specialty's common stock. The Selling Stockholder will be a 4.80% and 6.45% shareholder in Skyward Specialty, assuming full and no exercise of the underwriters’ option to purchase the additional shares, respectively.

Skyward Specialty will not receive any of the proceeds from the sale of the shares of its common stock offered by the Selling Stockholder, and the Selling Stockholder will bear the underwriting discounts and commissions associated with the sale of such shares.

Barclays, Keefe, Bruyette & Woods, Inc., A Stifel Company, and Jefferies are acting as joint lead book-running managers for the proposed offering.

The offering is being made pursuant to an automatically effective shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 6, 2024 and only by means of a preliminary prospectus supplement. A copy of the preliminary prospectus supplement and accompanying prospectus relating to the offering may be obtained, when available, by visiting the SEC website at www.sec.gov or from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (telephone: (888) 603-5847 or email: Barclaysprospectus@broadridge.com), Keefe, Bruyette & Woods, Inc., 787 Seventh Ave., 4th Floor, New York, New York 10019, Attention: Equity Capital Markets (telephone: (800) 966-1559 or email: kbwsyndicatedesk@kbw.com) or Jefferies LLC, 520 Madison Avenue, New York, NY 10022, Attention: Equity Syndicate Prospectus Department (telephone: (877) 821-7388, or email: prospectus_department@jefferies.com).

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Skyward Specialty

Skyward Specialty (NASDAQ: SKWD) is a rapidly growing and innovative specialty insurance company, delivering commercial property and casualty products and solutions on a non-admitted and admitted basis. The Company operates through eight underwriting divisions -- Accident & Health, Captives, Global Property & Agriculture, Industry Solutions, Professional Lines, Programs, Surety and Transactional E&S.

Skyward Specialty's subsidiary insurance companies consist of Houston Specialty Insurance Company, Imperium Insurance Company, Great Midwest Insurance Company, and Oklahoma Specialty Insurance Company. These insurance companies are rated A- (Excellent) by A.M. Best Company with positive outlook. For more information about Skyward Specialty, its people, and its products, please visit skywardinsurance.com.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this press release constitute forward-looking statements, including with respect to statements relating to the offering, including the timing and size of the offering and the grant of the option to purchase additional shares. Management has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While they believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond management's control. These statements involve risks and uncertainties that may cause Skyward Specialty's actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements, including, without limitation: the risks and uncertainties with market conditions and the satisfaction of customary closing conditions related to the proposed offering and the other risks and uncertainties described in Skyward Specialty’s filings with the SEC, included under the heading “Risk Factors” in Skyward Specialty’s Annual Report on Form 10-K and any subsequent filings with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Skyward Specialty assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Media Contact

Haley Doughty
Skyward Specialty Insurance Group
713-935-4944
hdoughty@skywardinsurance.com

Investor Relations

Natalie Schoolcraft

614-494-4988

nschoolcraft@skywardinsurance.com